Exhibit 10.2

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS ENTERED HOUSTON DIVISION 01/21/2014	ENTERED 01/21/2014

IN RE:	$
$
DIGERATI TECHNOLOGIES, INC.,	$	CASE NO. 13-33264-114-11
$
DEBTOR.	$	(Chapter 11)
	$	Judge Bohm

ORDER CONDITIONALLY APPROVING FIRST AMENDED DISCLOSURE
STATEMENT, AUTHORIZING DEBTOR TO SOLICIT VOTES
AND SETTING CONFIRMATION HEARING
(685) (684)

Debtor DIGERATI TECHNOLOGIES, INC. ("Digerati" or "Debtor") has requested this Court on an emergency basis, pursuant to 11 U.S.C. § 105(d)(2)(B), for an Order (i) conditionally approving the First Amended Disclosure Statement dated January 21, 2014 (Docket #685), (ii) authorizing the Debtor to solicit votes with respect to the Second Amended Chapter 11 Plan dated January 21, 2014 (Docket #684), and (iii) setting a hearing for final approval of the First Amended Disclosure Statement and confirmation of the Second Amended Chapter 11 Plan. The Court has carefully considered the relief requested and is of the opinion that it should be granted. Therefore, it is

ORDERED that the First Amended Disclosure Statement is hereby conditionally approved; it is further

ORDERED that within one day of the entry of this Order, the Debtor shall mail copies of the First Amended Disclosure Statement, the Second Amended Chapter 11 Plan, and a ballot to all parties entitled to vote thereon, the Securities & Exchange Commission and to the U.S. Trustee; it is further

ORDERED that the Debtor be and is hereby authorized to solicit votes with respect to the Second Amended Chapter 11 Plan; it is further

ORDERED that all parties entitled to vote on the Second Amended Chapter 11 Plan shall have until January 30, 2014 at 5:00 p.m. Central Standard Time to cast ballots by mailing, emailing or faxing the completed ballot to Debtor's attorney; it is further

ORDERED that all objections to the First Amended Disclosure Statement and Second Amended Chapter 11 Plan shall be served on the Debtor's attorney and filed with the Court no later than January 30, 2014 at 5:00 p.m. Central Standard Time; it is further

ORDERED that the Court shall conduct a hearing on final approval of the First Amended Disclosure Statement and confirmation of the Second Amended Chapter 11 Plan on January 31, 2014 at 9:30 a.m. in Courtroom 600, 6th Floor, 515 Rusk Avenue, Houston, Texas.

Signed: January 21, 2014

/s/ Jeff Bohm
Jeff Bohm
Chief United States Bankruptcy Judge